                                                                      Exhibit 32

                           Section 1350 Certification

            Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
        (Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18,
                               United States Code)

Pursuant to Section 906 of the  Sarbanes-Oxley  Act of 2002 (subsections (a) and
(b) of Section 1350,  Chapter 63 of Title 18,  United States Code),  each of the
undersigned   officers  of  WHX   Corporation,   a  Delaware   corporation  (the
"Corporation"), does hereby certify that:

The Annual  Report on Form 10-K for the year ended  December 31, 2004 (the "Form
10-K") of the Corporation  fully complies with the requirements of Section 13(a)
or 15(d) of the  Securities  Exchange Act of 1934, as amended,  and  information contained  in the Form 10-K  fairly  presents,  in all  material  respects,  the financial condition and results of operations of the Corporation.

                                                /s/ Glen M. Kassan
                                                --------------------------------
                                                Glen M. Kassan
                                                Principal Executive Officer

March 8, 2007

                                                /s/ Robert K. Hynes
                                                --------------------------------
                                                Robert K. Hynes
                                                Principal Financial Officer

March 8, 2007